UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21140
FORTRESS INVESTMENT TRUST II

(Exact name of Registrant as specified in charter)

1345 Avenue Of The Americas, 46th Floor, New York, NY	10105

(Address of principal executive offices)	(Zip code)
Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 798-6100
Date of fiscal year end: December 31
Date of Reporting Period: June 30, 2008

================================================================================

Item 1. Reports to Stockholders.
The Registrant’s unaudited semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:
FORTRESS INVESTMENT TRUST II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Fortress Investment Trust II

We have reviewed the accompanying consolidated statement of assets and liabilities of Fortress Investment Trust II (the “Fund”), including the consolidated schedule of investments, as of June 30, 2008, and the related consolidated statements of operations, cash flows, and changes in net assets for the six month period ended June 30, 2008. These interim consolidated financial statements are the responsibility of the Fund’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim consolidated financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statement of assets and liabilities of the Fund, including the consolidated schedule of investments, as of December 31, 2007, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. In our report dated February 29, 2008, we expressed an unqualified opinion on such consolidated financial statements and financial highlights.

/s/ Ernst & Young

August 22, 2008
New York, New York

FORTRESS INVESTMENT TRUST II
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
(dollar amounts in thousands)

June 30, 2008
ASSETS

Investments, at fair value (cost $35,566)	$493,488
Cash and cash equivalents	24,235
Due from affiliates	13
Other assets	634

518,370

LIABILITIES

Due to affiliates	390
Other liabilities	652
Preferred equity (mandatorily redeemable)	257

1,299

Commitments and contingencies	—

NET ASSETS (1,000,000 shares issued and outstanding)	$517,071

NET ASSETS CONSIST OF:
Capital paid in	$1,830,430
Capital distributed	(1,749,783)
Undistributed net investment loss	(536)
Undistributed net realized capital loss	(20,962)
Accumulated net unrealized gain	457,922

$517,071

See notes to consolidated financial statements.

FORTRESS INVESTMENT TRUST II
CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
JUNE 30, 2008

				Income
				Recognized
		Cost (c) (d)		This Period	Fair Value	% of Net
Investment	Investment Reference	(000s)	Description of Investment	(000s)	(000s)	Assets

Controlled Affiliate — Indirect Investments (a)
FIT Capital Trading LLC	“Capital Trading”	$14,100	100% of the issued common equity	$—	$14,100	2.7%
RESG Acquisition LLC	“RESG”	—	89.7% of the issued common equity	—	2,777	0.5%
FIT DVI LLC	“DVI”	1,021	100% of the issued common equity	167	1,163	0.2%
FIT Holdings LLC	“Brookdale”	—	100% of the issued common equity	367	444,696	86.0%
FIT CCRC LLC (e)	“CCRC”	—	100% of the issued common equity	—	—	—
FIT Aero Investments Ltd.	“Aerofort”	20,445	100% of the issued common equity	203	30,752	5.9%

Total investments (b)		$35,566		$737	$493,488	95.3%

(a)	An affiliated company is a company in which FIT II has ownership of at least 5% of the voting securities. These securities are restricted as to public resale and are not readily marketable. An affiliate is controlled if greater than 50% of its equity is owned by FIT II or entities under common control with FIT II. When a controlled affiliate was established to hold a particular investment, we have defined such investment as “indirect.” Refer to Note 3 for additional disclosures with respect to the holdings of Indirect Investments.

(b)	The United States Federal income tax basis of FIT II’s investments at the end of the period was approximately $192.5 million and, accordingly, net unrealized appreciation for United States Federal income tax purposes was approximately $301.0 million (gross unrealized appreciation of $301.7 million and gross unrealized depreciation of $0.7 million).

(c)	Net of returns of capital, if any.

(d)	The purchase of the Capital Trading investments occurred in 2008, the purchase of RESG occurred in 2002 and the purchase of DVI occurred in 2003. The initial purchase of Brookdale occurred in 2005, and the purchases of CCRC and Aerofort occurred in 2004.

(e)	The remaining investment in CCRC was written off at June 30, 2008.
See notes to consolidated financial statements.

FORTRESS INVESTMENT TRUST II
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
(dollar amounts in thousands)

Six Months Ended
June 30, 2008
INCOME
Dividend income from controlled affiliates	$737
Interest income	964
Other income	56

1,757

EXPENSES

Expense allocation — compensation and benefits	301
Expense allocation — general and administrative expense	71
Professional fees	1,353
Tax expense	291
Directors’ fees	133
Other expenses	144

2,293

NET INVESTMENT LOSS	(536)

Net realized loss on controlled affiliate investments	(3,010)
Net realized loss on foreign currency forward contracts	(17,951)
Net unrealized loss on controlled affiliate investments	(266,768)
Net unrealized gain on foreign currency forward contracts	6,609

Net loss on investments	(281,120)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(281,656)

See notes to consolidated financial statements.

FORTRESS INVESTMENT TRUST II
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
(dollar amounts in thousands)

Six Months Ended
June 30, 2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(281,656)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized loss on controlled affiliate investments	3,010
Net realized loss on foreign currency forward contracts	17,951
Net unrealized loss on controlled affiliate investments	266,768
Net unrealized gain on foreign currency forward contracts	(6,609)

Change in:
Due from affiliates	269
Other assets	369
Due to affiliates	(4,087)
Other liabilities	(3,740)

Proceeds from foreign currency forward contracts	2,527
Payments under foreign currency forward contracts	(20,478)
Investments in controlled affiliates	(28,300)
Distributions from controlled affiliates	31,156

Net cash used in operating activities	(22,820)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital distributions	(26,607)

Net cash used in financing activities	(26,607)

Net decrease in cash and cash equivalents	(49,427)

Cash and cash equivalents, beginning of period	73,662

Cash and cash equivalents, end of period	$24,235

See notes to consolidated financial statements.

FORTRESS INVESTMENT TRUST II
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(dollar amounts in thousands)

	Six Months Ended
	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income (loss)	$(536)	$35,139
Net loss on investments	(281,120)	(1,022,503)

Net decrease in net assets resulting from operations	(281,656)	(987,364)

Capital contributions	—	334,335
Capital distributions	(26,607)	(469,302)
Distributions from net investment income	—	(35,139)
Distributions of realized gains	—	(76,636)

Net decrease in net assets	(308,263)	(1,234,106)

Net assets, beginning of period	825,334	2,059,440

Net assets, end of period	$517,071	$825,334

Undistributed net investment income (loss)	$(536)	$—

See notes to consolidated financial statements.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

1.	ORGANIZATION

Fortress Investment Trust II (together with its subsidiaries, “FIT II”) was formed on July 2, 2002 as a Delaware business trust, and operates as a closed-end, non-diversified registered management investment company (“RIC”) under the Investment Company Act of 1940 (the “Act”). FIT II principally invests in real estate related debt and equity securities. The sole substantive investors in FIT II are Fortress Investment Fund II LLC (“Fund II”), 95.9%, and FABP, LP (“FABP”), 4.1%. The liability of each investor is limited to the amount of capital contributions required to be made by such investor in accordance with the provisions of FIT II’s operating agreement, as amended. The operating agreement provides that, unless terminated earlier, FIT II will terminate in February 2011, subject to two one-year extensions.

Fund II and FABP

The managing member of Fund II, and the general partner of FABP, is Fortress Fund MM II LLC (the “Fund II Managing Member”). The Fund II Managing Member is owned by an affiliate of Fortress Investment Group LLC (the “Manager”). Fund II has total committed capital from investors of $1,199.2 million and FABP has total committed capital from investors of $50.8 million (collectively, the “Capital Commitment”). Fund II and FABP, along with their sister companies, are collectively referred to as “Combined Fund II.” The Capital Commitment was available for all Combined Fund II business, including new investments, until December 31, 2005. Subsequent to that date, the Capital Commitment may no longer be drawn to fund new investments but is available to maintain the ongoing business of Combined Fund II.

The Fund II Managing Member is entitled to an incentive return (the “Incentive Return”) generally equal to 20% of Combined Fund II’s returns, as defined, subject to: 1) a 10% cumulative preferred return payable to Combined Fund II’s investors and 2) a clawback provision which requires amounts previously distributed as Incentive Return to be returned to Combined Fund II (after adjusting for tax in accordance with Combined Fund II’s operating agreements) if, upon liquidation of Combined Fund II, the amounts ultimately distributed to the Fund II Managing Member exceed its allocable amount. Combined Fund II is managed by the Manager pursuant to the Fund II Managing Member’s operating agreement and management agreements between the Manager and the Fund II Managing Member. An affiliate of the Manager has committed to contribute 1.5% of the Capital Commitment.

During the six months ended June 30, 2008, FIT II distributed $26.6 million to Combined Fund II, of which $0.5 million was used to pay management fees to the Fund II Managing Member. The remaining $26.1 million was distributed to investors, who then contributed the $26.1 million to Fortress GAGACQ and FABP GAGACQ to provide general liquidity. As of June 30, 2008, Combined Fund II had drawn, net of recallable capital distributions, $1,012.9 million (or 81.0%) of the Capital Commitment.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting — The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). FIT II reports its investments at fair value, including its investments in subsidiaries. FIT II does not consolidate its majority-owned and controlled investments, except to the extent that such companies operate as investment companies or act as operating subsidiaries. None of FIT II’s investments operated as investment companies during the period. FIT II consolidates its operating subsidiary, Fortress Capital Finance II LLC (“FCF II”). FCF II performs substantially all of its services for FIT II. All significant intercompany transactions and balances between FIT II and FCF II have been eliminated.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties — In the normal course of business, FIT II, directly or through its investment subsidiaries, may encounter two significant types of economic risk: credit risk and market risk. Credit risk is the risk of default on FIT II’s investments in loans, securities or derivatives, as applicable, that results from a borrower’s or derivative counterparty’s inability or unwillingness to make required or expected payments. Market risk reflects changes in the value of investments in real estate, loans, securities or derivatives, as applicable, due to changes in interest rates or other market factors, including the value of the collateral underlying loans and the valuation of equity and debt securities. Management believes that the carrying values of its investments are reasonable, taking into consideration these risks. FIT II may also invest in the securities of companies located outside of the United States, whose operations are subject to the same risks as those associated with its United States operations as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risk of political and economic instability, potential adverse tax consequences and the burden of complying with foreign laws. Additionally, FIT II is subject to tax risks. If FIT II were to fail to qualify as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at regular corporate rates, which could be material.

Valuation of Investments — As an investment company FIT II records its investments at fair value, in accordance with FIT II’s valuation policies as approved by its board of trustees. Fair value is defined under GAAP as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

The fair values of FIT II’s investments (which include investments held through controlled affiliates) are based on observable market prices when available. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the balance sheet date. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, if any, for which the last quoted asked price is used. Where a security is traded on more than one active market, fair value is based upon the price in the principal market (being that with the greatest volume and level of activity), or in the absence of a principal market, the most advantageous market (being that in which the seller would maximize proceeds after transaction costs).

Futures and options contracts are valued based on closing market prices. Forward and swap contracts are valued based on market rates or prices obtained from recognized financial data service providers or financial intermediaries.

A significant amount of FIT II’s investments are in privately held controlled affiliates that have been valued in the absence of observable market prices. These controlled affiliates do not meet the definition of investment companies and therefore, in accordance with GAAP applicable to investment companies, are not consolidated or accounted for under the equity method by FIT II. FIT II records its investments in controlled affiliates based upon its proportionate share of the fair value of the net assets of such controlled affiliates. Such net assets might include investments in securities traded on a national securities exchange. In arriving at the fair value of a controlled affiliate’s net assets, its debt and other obligations, including contingencies, are considered.

Due to the inherent uncertainty of valuations of investments without a public market, the estimates of value may differ from the values that are ultimately realized by FIT II, and the differences could be material.

Investments in entities whose functional currency is other than the U.S. dollar are valued based on the spot rate of their respective currency at the end of the respective reporting period. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. FIT II does not isolate that portion of the results of operations resulting from changes in foreign currency rates on investments from the fluctuations arising from changes in the fair value of the issue or indebtedness held. FIT II may utilize foreign currency exchange contracts (including options and forwards) for the purpose of hedging, in part, the risk of changes in foreign currency exchange rates with respect to its investments. Such foreign currency hedges are recorded at their estimated fair value with changes in value reflected as a component of income in the period of change.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

Investments measured and reported at fair value are classified and disclosed in one of the following categories:
•	Level 1 — price quotes for identical investments are available in active markets as of the reporting date. FIT II classifies direct investments in listed equities within this category (except where such investments are materially restricted and such restriction transfers to the purchaser upon disposition).

•	Level 2 — pricing inputs, other than Level 1, that are directly or indirectly observable as of the reporting date. This category includes quoted prices for similar investments in active markets, quoted prices for identical or similar investments in non-active markets (including genuine bids from third parties for privately held investments), and observable inputs other than quoted prices such as LIBOR or forward currency rates that are entered directly into valuation models to determine the value of derivatives or other investments. In addition to over-the-counter derivatives, FIT II will include in this level certain debt instruments and restricted equity securities whose fair value is based fundamentally on quoted prices for similar instruments, in addition to interests in controlled affiliates whose fair value is predominantly attributable to investments in Level 1 type securities.

•	Level 3 — unobservable inputs based upon FIT II’s assessment of the assumptions that market participants would use in pricing the investment. Real estate, debt and equity investments in private companies valued using pricing models whose inputs require significant judgment because of the absence of any meaningful current market data for identical or similar investments fall within this category. Such pricing models may use observable inputs other than quoted prices, such as interest rates, dividend yields and EBITDA multiples for comparable enterprises. However, adjustments may then be made to such inputs prior to their application to key metrics of the investment being measured, for example, market interest rates or cost of equity will be adjusted to determine a specific enterprise’s weighted average cost of capital, or the dividend yield or EBITDA multiples of publicly quoted companies will be adjusted to account for the different attributes of the specific investment being measured. Since these adjustments require significant judgment we classify those inputs as Level 3. FIT II also includes within Level 3 interests in controlled affiliates whose fair value is significantly affected by assets and liabilities other than investments in Level 1 or Level 2 type securities. Finally, valuations based upon information from third parties (such as pricing services or broker-dealers) which was itself based significantly on unobservable inputs or was otherwise not supportable as a Level 2 input are classified in Level 3. Additional information regarding Level 3 investments is provided in Note 4 to the consolidated financial statements.
FIT II’s valuation policies require that the valuation technique used maximizes the use of observable (i.e., Level 1 or Level 2) inputs. Where the valuation technique used utilizes inputs that fall within different levels of the hierarchy, the level within the hierarchy that the fair value measure as a whole is classified is dependent upon the lowest level of the significant inputs.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

Federal Income Taxes — No income taxes have been provided for in these consolidated financial statements as FIT II’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its members.

Distributions to Members — Distributions to members are recorded when paid, or, in the case of an in-kind distribution, when distributed. The character of distributions made during the reporting period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.

During the six months ended June 30, 2008, FIT II declared and paid aggregate cash distributions of $26.6 million to Combined Fund II.

The tax character of these distributions is estimated as follows (in thousands):

Ordinary income	$—
Long-term capital gain	—
Return of capital	26,607

$26,607

The tax basis components of distributable earnings, representing the cumulative results of changes in net assets from operations, net of distributions to shareholders, as of the tax year ended December 31, 2007 were as follows (in thousands):

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated net unrealized appreciation	801,878
The difference between book basis and tax basis accumulated unrealized appreciation is generally due to non-taxable distributions by controlled affiliates of FIT II which were treated as income for book purposes. These distributions have reduced the tax basis of certain controlled affiliates to amounts lower than the book basis, which in turn increases the tax basis accumulated unrealized appreciation in comparison to book basis accumulated unrealized appreciation.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

Security Transactions and Revenue Recognition — FIT II records security transactions on the trade date. Realized gains are recognized to the extent sales proceeds exceed investment cost. Realized losses are recognized where investment cost exceeds proceeds or when a write down is recorded. Dividend income is recognized on the ex-dividend date, or in the absence of a formal declaration, on the date it is received. Interest income is recognized as earned on an accrual basis, as are fixed rate preferred dividends. Discounts and premiums on securities are amortized over the life of the respective securities using the effective interest method.

FIT II does not accrue interest on loans that are past due more than 90 days, or sooner when the probability of the collection of interest is deemed insufficient to warrant further accrual. Upon such a determination, those loans are considered to be non-performing.

Cash and Cash Equivalents and Restricted Cash — FIT II considers all highly liquid short-term investments with a maturity of 90 days or less when purchased to be cash equivalents. Restricted cash consists of cash held by counterparties as collateral for transactions or per certain contracts. Substantially all of FIT II’s amounts on deposit with major financial institutions exceed insured limits.

Recent Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to reporting periods beginning after November 15, 2007. FIT II adopted SFAS 157 on January 1, 2008. To the extent they are measured at fair value, SFAS 157 did not materially change FIT II’s fair value measurements for any of its existing financial statement elements. As a result, the adoption of SFAS 157 did not have a material impact on FIT II’s financial condition, liquidity or results of operations.

In June 2007, Statement of Position No. 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (“SOP 07-1”) was issued. SOP 07-1 addresses whether the accounting principles of the Audit and Accounting Guide for Investment Companies may be applied to an entity by clarifying the definition of an investment company and whether those accounting principles may be retained by a parent company in consolidation or by an investor in the application of the equity method of accounting. Management has determined that FIT II continues to meet the definition of an investment company under this guidance. In February 2008, the FASB indefinitely postponed the adoption of SOP 07-1.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” SFAS 159 permits entities to choose to measure many financial instruments, and certain other items, at fair value. SFAS 159 applies to reporting periods beginning after November 15, 2007. FIT II adopted SFAS 159 on January 1, 2008. FIT II did not elect to measure any items at fair value pursuant to the provisions of SFAS 159. As a result, the adoption of SFAS 159 did not have a material impact on FIT II’s financial condition, liquidity or results of operations.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

3.	CONTROLLED AFFILIATE HOLDINGS
FIT II holds interests in the following investments, which represent more than 1% of its net assets, through its controlled affiliate holdings:

			Number of Shares,
			Principal / Notional
Investment	Holding Entity	Investment	Amount (a)	Cost (b)			Geographical	Fair Value
Reference	(Controlled Affiliate)	Type	(000s)	(000s)	Description of Investment (a)	Industry	Location	(000s)
“Capital Trading”	FIT Capital Trading LLC	Government Securities	$2,808,835	$2,800,515	U.S. Government treasury securities; 1.75%; sold July 2008 (c)	—	U.S.A.	$2,800,515

“Brookdale”	FIT Holdings LLC	Common Stock	33,228	252,925	Brookdale Senior Living, Inc. (NYSE: BKD), an owner and operator of senior living facilities (d)	Senior Living	U.S.A.	676,522

“Aerofort”	FIT Aero Investments Ltd.	Equity Interest	—	20,445	100% equity interest in Aerofort Investments LLC and 100% equity interest in FIT AERO Iceland, LTD, lessors of aircraft	Transportation	U.S.A./Europe	30,752

(a)	Presented for the controlled affiliate in its entirety. The fund’s interest in the Indirect Investment is represented by the product of (i) its ownership percentage in the controlled affiliate as disclosed on the Consolidated Schedule of Investments, and (ii) the controlled affiliate’s investment holding.

(b)	Net of returns of capital, if any.

(c)	The fair value disclosed above differs from that on the Consolidated Schedule of Investments due to the other assets and liabilities of Capital Trading, including repurchase agreements with Deutsche Bank AG with a cost basis and fair value of $2,786.5 million and an interest rate of 2.06%, which were repaid in July 2008. The cost presented above also differs from that on the Consolidated Schedule of Investments due to the use of financing by the controlled affiliate.

(d)	FIT Holdings LLC has an indirect interest in the Brookdale common stock through FIT Brookdale Holdings LLC. The fair value disclosed above differs from that on the Consolidated Schedule of Investments due to the other assets and liabilities of FIT Brookdale Holdings LLC, including a $250 million stock loan in which the Brookdale common stock is used as collateral (Note 6). The cost presented above also differs from that on the Consolidated Schedule of Investments primarily due to the use of financing by the controlled affiliate.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

4.	FAIR VALUE MEASUREMENTS

The following summarizes the valuation of FIT II’s investments within the fair value hierarchy levels described in Note 2 “Valuation of Investments” at June 30, 2008 (in thousands):

	Total	Level 2	Level 3
Controlled Affiliates — Indirect Investments	$493,488	$15,263	$478,225

All of FIT II’s investments using significant Level 3 inputs as described in Note 2 were valued through internal models at June 30, 2008.

For the six months ended June 30, 2008, the changes in investments measured at fair value using Level 3 inputs were as follows (in thousands):

Controlled Affiliates —
Indirect Investments
Balance, January 1, 2008	$745,032
Net Realized and Unrealized Gains (Losses)	(266,807)

Balance, June 30, 2008	$478,225

Net realized and unrealized gains and losses recorded for Level 3 investments are included in results of operations on the consolidated statement of operations. The net amount of unrealized gains and (losses) relating to investments still held at the reporting date is ($266.5) million.

5.	MANAGEMENT AGREEMENT AND AFFILIATE TRANSACTIONS

Combined Fund II

The Manager is paid annual fees by Combined Fund II in exchange for advising Combined Fund II on various aspects of their business, formulating Combined Fund II’s investment strategies, arranging for the acquisition and disposition of assets, arranging for financing, monitoring performance, and managing Combined Fund II’s day-to-day operations. In addition, the Manager may be reimbursed for various expenses incurred by the Manager on Combined Fund II’s behalf, including the costs of legal, accounting and other administrative activities.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

The management fee was initially calculated at an annual rate of 1.0% of Combined Fund II’s Invested Capital (as defined) or total capital commitments during the Capital Commitment Period (as defined). The management fee decreased to 0.75% of Invested Capital in September 2005 and to 0.50% in September 2006. Furthermore, the Manager is paid an annual administrative fee on a graduated scale up to 0.5% of Combined Fund II’s Invested Capital (as defined) based on the size of each Investor’s capital commitment. The Manager and its affiliates are not required to contribute capital to Combined Fund II to fund any portion of the management or administrative fees incurred. The management fee obligation of Combined Fund II is reduced by the Advisory Fee (see below) paid by FIT II each year on a dollar for dollar basis.

During the six months ended June 30, 2008, Combined Fund II incurred an aggregate of $0.5 million of management and administrative fees.

The Incentive Return, as described in Note 1, is payable on a Portfolio Investment (as defined) basis as the return on an investment is realized. Accordingly, an Incentive Return may be paid to the Fund II Managing Member in connection with a particular investment if and when such investment generates proceeds in excess of the capital called with respect to such investment, plus a 10% cumulative preferred return on such investment and on all previously liquidated investments. If upon liquidation of Combined Fund II the aggregate amount paid to the Fund II Managing Member as Incentive Return exceeds the amount actually due to the Fund II Managing Member after taking into account the aggregate return to Investors, the excess is required to be returned by the Fund II Managing Member (that is “clawed back,” after adjusting for tax in accordance with the operating and partnership agreements) to Combined Fund II.

From inception through June 30, 2008, approximately $254.7 million of Incentive Return has been distributed. If Combined Fund II was liquidated at its net asset value as of June 30, 2008, $74.9 million of additional Incentive Return would be payable to the Fund II Managing Member.

FIT II

Under an Investment Advisory Agreement between FIT II and FIG Advisors, LLC (the “Advisor”), FIT II agreed to pay the Advisor an initial annual advisory fee (the “Advisory Fee”) in an amount equal to 1.00% of the lesser of FIT II’s (i) invested capital and (ii) average daily net assets (“NAV”), based on FIT II’s invested capital or the daily NAV of its assets as of the first day of each semi-annual period for which the Advisory Fee is paid. The Advisory Fee decreased to 0.75% in September 2005 and to 0.50% in September 2006. During the six months ended June 30, 2008, no Advisory Fee was incurred and, accordingly, Combined Fund II incurred the full management fee obligation as previously described. The Advisor is an affiliate of the Manager.

Certain employees and affiliates of FIT II, Combined Fund II and the Manager own $0.3 million of mandatorily redeemable preferred equity in FIT II which is entitled to cumulative preferred dividends at an annual rate of 10% with a liquidation preference of $0.3 million.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

In 2003, an employee co-investment program was adopted whereby certain employees of the Manager and of FIT II’s operating subsidiary had the opportunity to invest in Combined Fund II by purchasing part of the Manager’s investment. The purpose of the program is to align the interests of such employees with those of Combined Fund II’s investors and to enable the Manager and FIT II’s operating subsidiary to retain such employees and provide them with appropriate incentives and rewards for their performance. These employees are integral to the success of FIT II and Combined Fund II. The Manager set aside $9.5 million of its commitment to Combined Fund II for this program.

FIT II is party to an agreement (the “Administrative Services Agreement”) between FIT II and other investment vehicles managed by the Manager (the “Managed Funds”) whereby the operating expenses of the Managed Funds’ operating subsidiaries are allocated based on the relative ratios of each of the Managed Funds’ Invested Capital or Capital Commitments, as defined. Such allocations are represented on FIT II’s consolidated statement of operations as: i) expense allocation — compensation and benefits, for FIT II’s proportion of employee costs, including salaries and bonuses; and ii) expense allocation — general and administrative expense, for FIT II’s proportion of non-compensation overhead. Certain employees of the operating subsidiaries of the Managed Funds receive profit sharing arrangements from the Manager, pursuant to which they receive a portion of the Manager’s Incentive Return. During the six months ended June 30, 2008, the Manager did not incur any amounts payable to these employees under such profit sharing arrangements attributable to the results of operations of FIT II. The Managed Funds and their operating subsidiaries are not required to reimburse the Manager for these expenses and such expenses are excluded from the Administrative Services Agreement among the Managed Funds. Compensation and benefits are therefore presented net of any employee profit sharing accrual. Affiliates of the Manager are the general partner or managing member of each of the Managed Funds. Included in Due to Affiliates is $0.2 million payable to other Managed Funds as a result of allocations under the Administrative Services Agreement and $0.2 million received by FIT II on behalf of Combined Fund II. Included in Due from Affiliates is $0.01 million paid by FIT II for costs incurred on behalf of other Managed Funds.

6.	DEBT AGREEMENTS

Subsidiary Financing Arrangement — In December 2007, FIT Holdings LLC pledged 33.2 million shares of Brookdale Senior Living Inc. as collateral for a new $250 million financing from Goldman Sachs. In January 2008, FIT Holdings LLC and its wholly owned controlled affiliate transferred all 33.2 million shares of Brookdale Senior Living Inc. to a newly created 100% owned controlled affiliate, FIT Brookdale Holdings LLC (“FIT Brookdale”). On January 31, 2008, FIT Brookdale replaced FIT Holdings LLC as the borrower for the $250 million financing. The loan bears interest at three month LIBOR + 3.50% (approximately 6.30% at June 30, 2008) and matures in December 2008. The loan requires a 50% Loan to Value (“LTV”) ratio. As of June 30, 2008, the LTV ratio was 35%.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

7.	DERIVATIVE CONTRACTS

All foreign currency forward contracts held at December 31, 2007 were closed during the period.

8.	COMMITMENTS AND CONTINGENCIES

Guarantee of Subsidiary’s Obligations — As part of the sale of Simon Storage Group, Ltd. in 2005, Fortress Cayman Partners Ltd., along with Patron Capital, its joint venture partner, provided certain basic warranties to the purchaser. These warranties were in respect of certain corporate level risks and included an assurance that no material information had been withheld. The only warranty that remains outstanding is a tax indemnity in the amount of £1.5 million that is backed by two letters of credit, one provided by FIT II, the other by Patron Capital, each in the amount of £0.75 million. The indemnity is intended to protect the purchaser in the event Her Majesty’s Revenue and Customs (“HMRC,” the UK taxing authority) successfully challenges the tax structure employed by FIT II and Patron Capital. The warranty is tied to the 2003-2005 tax years. The purchaser has asserted a claim under the indemnity; however, HMRC has not, to date, challenged the tax structure employed by FIT II and Patron Capital, and no call on the letters of credit has been made.

HMRC served notice to the purchaser that they intend to inquire into the related tax return for the period ended December 31, 2003; therefore the indemnified amount of £1.5 million originally set to expire in January 2006 has been extended pending resolution. The purchaser has also sought to make a claim in respect of the 2004 tax year but neither Fortress nor Patron has responded to this claim. While the outcome of this inquiry is uncertain at this time, we believe that the tax positions taken with regard to this investment are defensible and the risk of loss from this indemnity is remote; therefore, no accrual has been made in the financial statements.

Pending Litigation — On September 15, 2005, a lawsuit captioned David T. Atkins et al. v. Apollo Real Estate Advisors, L.P. et al. was brought on behalf of current and former limited partners in certain investing partnerships related to the sale of certain Brookdale facilities to Ventas Realty Limited Partnerships against a number of defendants, including an investee of FIT II and a subsidiary of the Manager. The suit alleges that the defendants improperly obtained certain rights with respect to such facilities from the investing partnerships. The plaintiffs have asked for damages in excess of $100 million on each of nine counts, as to which the Manager is named as defendant on seven counts, including treble damages with respect to certain counts.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

Under the terms of the Advisory Agreement between the Manager and FIT II, FIT II has agreed to indemnify the Manager against any liabilities and expenses, including reasonable counsel fees, fines and penalties, in connection with the defense or disposition of any action, suit or other proceeding. As of June 30, 2008, no payments have been made by FIT II to the Manager under this indemnification.

On April 18, 2006, the Manager filed a motion to dismiss the claims with prejudice. On April 30, 2008, the court entered a memorandum and order granting the Manager’s motion and dismissed the plaintiff’s complaint in its entirety. The plaintiffs were granted a period of 30 days from April 30, 2008 in which to file an amended complaint, after which the parties entered into a preliminary settlement, which will be paid in its entirety by Brookdale.

The Manager believes that the final resolution of this action will not result in a liability that would have a material adverse affect on the financial condition, liquidity or results of operations of FIT II.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2008

9.	FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2008	Year Ended December 31,
	(Unaudited)	2007	2006	2005	2004	2003
Disclosure of certain ratios:
Ratio of total expenses to average net assets	0.7%*	0.5%	1.0%	2.0%	4.5%	9.9%
Ratio of net investment income to average net assets	(0.2)%*	2.4%	3.9%	9.6%	4.7%	32.4%
Portfolio turnover rate***	0.0%	36.0%	12.3%	51.6%	44.1%	75.0%
IRR since inception	59.1%	65.2%	92.1%	104.1%	65.7%	107.4%
Total return	(34.1)%	(49.0)%	46.9%	122.9%	35.9%	75.1%
Per share information:
Net assets, beginning of period	$825.33	$2,059.44	$2,118.66	$951.42	$334.42	$68.15
Net investment income (loss)**	(0.53)	35.14	80.58	128.63	28.38	67.21
Net realized gain (loss) on controlled affiliate investments**	(3.01)	139.04	285.52	218.58	19.04	84.22
Net realized gain (loss) on foreign currency forward contracts**	(17.95)	(62.41)	(39.68)	26.77	(10.67)	—
Net unrealized gain (loss) on controlled affiliate investments**	(266.77)	(1,105.06)	610.35	1,047.79	171.63	1.51
Net unrealized gain (loss) on foreign currency forward contracts**	6.61	5.92	(14.05)	—	—	—

Net increase (decrease) in net assets resulting from operations**	(281.65)	(987.37)	922.72	1,421.77	208.38	152.94
Contributions	—	334.34	38.46	385.45	668.32	336.63
Distributions (includes tax return of capital distributions of $26.61, $267.82, $853.65, $395.24, $100.32 and $85.24, respectively)	(26.61)	(581.08)	(1,020.40)	(639.98)	(259.70)	(223.30)

Net assets, end of period	$517.07	$825.33	$2,059.44	$2,118.66	$951.42	$334.42

*	Annualized

**	Based on the weighted average number of shares outstanding during the period of 1,000,000.

***	Rate is computed based on the lesser of purchases and sales (contributions and distributions) of controlled affiliates.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
JUNE 30, 2008

10.	SUBSEQUENT EVENT

On July 15, 2008, due to price fluctuations on the Brookdale Senior Living Inc. shares, FIT II deposited $20.0 million into a collateral account for the Goldman Sachs financing agreement (Note 6) to maintain an LTV ratio below the required 50%.

FORTRESS INVESTMENT TRUST II
Supplemental Information (Unaudited)
I. Board of Trustee Information
Aggregate remuneration paid by Fortress Investment Trust II (the “Registrant”) during the period January 1, 2008 to June 30, 2008 to all trustees equals $80,890.
The Statement of Additional Information includes additional information about trustees and is available upon request without charge by calling collect (212) 798-6100.
II. Proxy Voting
A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (212) 798-6100.
Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge by calling collect (212) 798-6100 and (ii) on the SEC’s website at http://www.sec.gov.
III. Portfolio Holdings
The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
The following table depicts the percentage of portfolio holdings of the Registrant as of June 30, 2008, by industry based on the fair value of each investment:

Senior Living	90.1%
Aircraft Leasing	6.2%
Government Securities	2.9%
Real Property and Real Property Companies	0.6%
Medical Receivables	0.2%

Item 2. Code of Ethics.
Not required for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not required for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not required for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
The Schedule of Investments is included as part of the unaudited financial statements.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not required for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1) — Portfolio Managers
The information in the table below is as of the date of this filing:

Individual & Position (held since)	Services Rendered	Past Business Experience (5 years)
Wesley R. Edens Chairman and Chief Executive Officer (May 2001)	Primary investment oversight of Fortress Investment Group LLC’s private equity business, including the Registrant; Principal and a member of the Management Committee of Fortress Investment Group LLC	Principal of Fortress Investment Group LLC (May 1998 to present)

Robert I. Kauffman President (May 2001)	Primary investment oversight of Fortress Investment Group LLC’s private equity business, including the Registrant; Principal and a member of the Management Committee of Fortress Investment Group LLC	Principal of Fortress Investment Group LLC (May 1998 to present)

Randal A. Nardone Vice President, Chief Operating Officer and Secretary (May 2001)	Primary investment oversight of Fortress Investment Group LLC’s private equity business, including the Registrant; Principal and a member of the Management Committee of Fortress Investment Group LLC	Principal of Fortress Investment Group LLC (May 1998 to present)
(a)(2) — Other Accounts Managed by Portfolio Manager
The information in the table below is as of December 31, 2007 ($ is USD and in millions):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts Managed
	Managed by Portfolio Manager		Managed by Portfolio Manager		by Portfolio Manager
	Number of		Number of		Number of
Name of Portfolio Manager	Accounts (1)	Total AUM	Accounts (2)	Total AUM	Accounts (3)	Total AUM
Wesley R. Edens	4	$1,158	50	$15,712	4	$2,392
Robert I. Kauffman	4	$1,158	50	$15,712	4	$2,392
Randal A. Nardone	4	$1,158	50	$15,712	4	$2,392

(1)	Three of the accounts, consisting of $1,157 of Total AUM in the category, have performance based advisory fees.

(2)	Forty-nine of the accounts, consisting of $15,526 of Total AUM in the category, have performance based advisory fees.

(3)	Two of the accounts, consisting of $2,246 of Total AUM in the category, have performance based advisory fees.
Generally, total assets under management (“Total AUM”) represents the total assets managed, including capital which can be called from investors pursuant to their capital commitments to the various funds. For publicly traded alternative investment vehicles within “Other Accounts Managed by Portfolio Manager”, Total AUM represents the market capitalization of the common stock of the publicly traded alternative investment vehicle as of the date disclosed.
Potential Material Conflicts of Interests
In the response below, Portfolio Managers, along with other members of Fortress’s management committee, are referred to as “principals.”
From time to time, subject to applicable investment guidelines and restrictions, Fortress may acquire a security in a proprietary account temporarily on behalf of a client and then transfer the security to the client account (e.g., through a “warehousing” transaction). In addition, Fortress may direct one client account to sell securities to another client account, including client accounts in which Fortress or its personnel may have a proprietary investment, through a cross transaction when Fortress deems the transaction to be in the best interest of each participating client. Such cross transactions will usually be made without the services of a broker-dealer. When effecting cross transactions between clients, Fortress will have a potentially conflicting division of loyalties and responsibilities with respect to each participating client. To the extent that any such transaction qualifies as a “principal transaction” under the Investment Advisers Act, Fortress will conduct such transaction in accordance with the provisions of Section 206(3) of the Investment Advisers Act.
Fortress may cause clients to invest in securities or other interests sold or issued by entities (such as portfolio companies) in which Fortress or a related party, including a principal, has an interest. Such interest may result from, among other things, a direct or indirect investment in the applicable entity, a Fortress employee or principal serving as an officer or director of the entity or because Fortress receives Management, Performance or other fees from such entity.
Fortress, as do most legal entities, has certain obligations to its public equity holders. These obligations run to Fortress’s public equity holders and may pose potential conflicts of interest regarding the activities conducted, and decisions made, on behalf of Fortress’s clients.
Fortress intends to act in good faith in a manner consistent with its duties to clients under applicable law, however, Fortress is subject to various conflicts of interest. Fortress engages in a broad spectrum of activities, including direct investment activities and investment advisory activities, and has extensive investment activities (including principal investments by Fortress for its own account), that with respect to any particular client, are independent from, and may from time to time conflict with, overlap with or compete with, the investment activities of other clients.
The principals and Fortress’s employees also may have conflicts in allocating their time and services among clients. The principals and Fortress’s employees will devote as much time to each client as Fortress deems appropriate to perform its duties in accordance with its management agreements.
From time to time, a Fortress affiliate may provide services to, and receive compensation from, a portfolio company, or vice versa. Such compensation will be in addition to any management fee or promote earned by Fortress from the clients who invest in those portfolio companies.
The investment objectives and programs of a client, or of Fortress itself, may be similar to, or overlap with, the investment objectives and proposed investment programs of other Fortress clients and, therefore, clients may compete for investment opportunities. Generally, Fortress does not maintain informational firewalls among respective investment management teams that manage the investment programs of Fortress’s clients. Accordingly, information relating to investment opportunities may be shared across such investment management teams. Therefore, the allocation of investment opportunities gives rise to potential and actual conflicts of interest.
In making allocation decisions with respect to investment opportunities that could reasonably be expected to fit the investment objectives of multiple Fortress clients, or of Fortress itself, Fortress anticipates that it may consider one or more of the following factors that it deems relevant: the investment objectives of clients, the source of the investment opportunity, any exclusive rights to investment opportunities that may have been granted to clients, the expected duration of the investment in light of clients’ investment objectives and policies (including diversification policies), the amount of available capital, the size of the investment opportunity, regulatory and tax considerations, the degree of risk arising from an investment, the expected investment return, relative liquidity, likelihood of current income or such other factors as Fortress deems to be appropriate. These factors provide substantial discretion to Fortress in allocating investment opportunities. Further, two or more clients may hold an investment for which no (or only a limited) liquid market exists or that is subject to legal or other restrictions on transfer. In a situation where Fortress is limited in its ability to dispose of an investment, Fortress may make allocation decisions in a manner similar to that described above in respect of such sale.
Certain private funds managed by Fortress have provisions in their governing documents that, among other things, provide for a right of first refusal with respect to investments falling within the scope of such fund’s “primary investment objective” (such provision being known as an “exclusivity grant”). While exclusivity grants are limited in scope and duration, they may nonetheless result in an investment opportunity being offered solely to a client with an exclusivity provision even though the investment opportunity is within the investment objective(s) of one or more additional clients.
If an investment opportunity is available in limited quantities, or Fortress or its principals have sufficient available capital and desire to make a proprietary investment in such opportunity, or Fortress or its principals have more of their capital invested in a particular Fortress client (or businesses in which they or another Fortress client have invested), Fortress may have an incentive to allocate such investment opportunity to Fortress or its principals or to such Fortress client rather than to other clients. The economic interests of Fortress and its principals in certain of these Fortress clients (or such businesses), when combined with their rights to management and/or incentive or other fees from such Fortress clients, may be significantly larger than their direct and indirect economic interests in other clients. Moreover, Fortress and its principals may own the right to receive a percentage of profits attributable to an investment if made by them directly, rather than a percentage of profits made by clients. Accordingly, Fortress may have a substantial incentive to allocate investment opportunities to Fortress or its principals, rather than to Fortress clients, or to otherwise make decisions that favor Fortress or its principals. This may lead to fewer, and less attractive, investment opportunities being made available to clients than would have been the case had Fortress and its principals been restricted from pursuing proprietary investments and/or investment programs on behalf of clients.
Where Fortress’s clients (or Fortress itself, its principals, or employees) hold the same investment, the differing investment objectives of such clients, as well as other factors applicable to the specific situation (including the differing liquidity requirements of clients), may result in a determination to dispose of, or retain, all or a portion of an investment on behalf a client (or on behalf of Fortress itself, its principals, or employees) at different times as such investment or portion thereof is being disposed of, or retained, by other clients. Fortress may also recommend investments to or purchase securities for the account of one client (or of Fortress itself, its principals, or employees may purchase such securities) that may differ from investments recommended or bought for other clients, even though the investment objectives of other clients may be similar. Moreover, Fortress’s clients (or Fortress itself, its principals and employees) may make investments or engage in other activities that express inconsistent views with respect to an entity in which they have invested, a particular security or relevant market conditions. For example, if a Fortress client expresses a negative outlook on an entity in which other clients have invested, this may reduce the value of the other clients’ investments.
In addition, Fortress expects to make other business decisions on behalf of certain clients relating to investments (such as financing such investments or hedging related interest rate, currency or other risks) independently of the analogous decisions made with respect to such investment by other Fortress clients. Consequently, certain clients may choose not to hedge certain risks that other Fortress clients hedge (or vice versa), or certain clients may be exposed to risks of financing (for example, possible margin calls) on an investment when other Fortress clients are not. Further, in some instances, Fortress’s clients may choose to coordinate their activities (such as timing dispositions in an orderly way in order to avoid affecting the share price of an investment in an unduly volatile manner) with respect to commonly held investments, when it would theoretically be possible for Fortress to act unilaterally with respect to a particular client’s holdings in such investment. Such coordination could have the effect of lowering returns on such investment relative to what might have been achieved absent such coordination. However, Fortress is not obligated to engage in such coordination and in fact may elect not to do so in any particular circumstance.
If Fortress determines that the purchase or sale of the same security or instrument is in the best interest of more than one client, Fortress may, but may in its sole discretion choose not to, combine or aggregate orders to the extent permitted by applicable law.
In some cases, certain of Fortress’s portfolio managers may be responsible for investing capital of more than one client. In such cases, the securities purchased and sold by such portfolio manager will generally be allocated to the various clients on a trade by trade basis and in direct proportion to the amount of capital each client has allocated to such portfolio manager (subject to such exceptions as may be determined to be appropriate under the circumstances of a particular trade), but other allocation methods may be used from time to time in Fortress’s sole discretion.
In some cases, where a new client is formed or where a client has not participated in an investment opportunity when it was initially allocated, Fortress may, wherever practicable and suitable, purchase for such client’s account investments that are the same as those already held for other existing client accounts; and, in such instances, allocation to such client’s account may be given priority in allocation over accounts of client’s with pre-existing positions in such investment.
Should a particular client invest in entities or assets in which other Fortress clients hold an investment (or vice-versa), the investment by such client could be viewed, especially in hindsight, to have been made based on a non-arm’s length valuation. Similarly, other Fortress clients may later invest in entities such client has invested in, which may have an effect (either positive or negative) on the market price of this client’s investments.
A Fortress client, or Fortress itself, may hold interests in an entity that are of a different class or type than the class or type of interest held by another Fortress client. For example, one client may hold securities in an entity and other Fortress clients may hold equity or debt of such entity that are senior or junior to the securities held by the client, which could mean that the clients will be entitled to different payment or other rights, or that in a workout or other distressed scenario the interests of one client might be adverse to those of other clients and such client might recover all or part of its investment while the other clients might not. Fortress’s clients will not be required to take any action or refrain from taking any action to mitigate their losses in such a scenario.
Fortress’s clients regularly acquire confidential information and may enter into confidentiality and/or “standstill agreements” when assessing investment opportunities. These activities could prevent clients from disposing of (or acquiring additional) securities or other interests in an issuer, potentially for an extended period. Further, certain clients may be subject to regulatory or legal restrictions or constraints that may not have been applicable had other Fortress clients not also invested in the same entity (for example, investments in a single company or securitization vehicle by multiple Fortress clients may be aggregated for contractual or regulatory purposes, and, in the case of a public issuer, may result in public disclosure of the investment). Additionally, employees of Fortress acquire material non-public information in the ordinary course of their investment activities which may result, in certain circumstances, in restrictions on a client’s ability to sell a portfolio investment at a time when it might otherwise have done so.
(a)(3) — Portfolio Manager Compensation
The Portfolio Managers do not receive any compensation directly from the registrant or the registrant’s investment advisor. Rather, the Portfolio Managers are shareholders of the Fortress Operating Group, which is the indirect parent of the registrant’s investment advisor. The Portfolio Managers receive distributions on the equity they hold in the Fortress Operating Group, a portion of which is comprised of fees generated by the registrant’s investment advisor and distributed up to the Fortress Operating Group.
The Portfolio Managers also serve as officers of Fortress Investment Group LLC (the “Public Company”), a public company listed on the New York Stock Exchange, which is the ultimate parent of both the Fortress Operating Group and the registrant’s investment advisor. The Portfolio Managers receive compensation for their service as officers of the Public Company. This compensation is disclosed in detail in the Public Company’s 2008 Proxy Statement, which is on file with the United States Securities Exchange Commission and can be found at http://www.sec.gov.
(a)(4) — Ownership or Registrant Securities
The table below provides information on the portfolio managers’ ownership of the equity interests in the Registrant as of December 31, 2007:

Dollar Range of Equity Interests in the
Registrant Beneficially owned by the
Name of Portfolio Manager	Portfolio Manager
Wesley R. Edens	$1 - $10,000
Robert I. Kauffman	$1 - $10,000
Randal A. Nardone	$1 - $10,000
(b) — Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There have not been any changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter of the period to which this report relates that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal controls over financial reporting.

Item 12. Exhibits.
(a)(2) Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Rule 30a-2(a) under the Act.
(b) Certification pursuant to Rule 30a-2(b) under the Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Fortress Investment Trust II

By:	/s/ Kevin Naughton
	Name:	Kevin Naughton
	Title:	Chief Financial Officer
Date: September 22, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Wesley R. Edens
	Name:	Wesley R. Edens
	Title:	Chief Executive Officer
Date: September 22, 2008

By:	/s/ Kevin Naughton
	Name:	Kevin Naughton
	Title:	Chief Financial Officer
Date: September 22, 2008